American Century World Mutual Funds, Inc. Prospectus Supplement NT Emerging Markets Fund
Supplement dated July 15, 2009 ¡ Prospectus dated April 1, 2009

The following replaces The Fund Management Team section on page 11.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are primarily responsible for the day-to-day management of the fund are identified below:

Patricia Ribeiro

Ms. Ribeiro, Portfolio Manager and Senior Investment Analyst, joined American Century Investments and the team that manages the fund in 2006. From August 2005 to December 2005, she was a managing director at Medley Global Advisors LLC. From February 2005 to August 2005, she was an independent consultant for Black Arrow Capital Management LLC. From 1998 to 2001, she was at Citigroup Asset Management and most recently held the title of managing director. She has a bachelor’s degree in accounting from Rutgers University.

Anthony Han

Mr. Han, Portfolio Manager, joined American Century Investments and the team that manages the fund in 2005 as a Senior Investment Analyst. He became a portfolio manager in 2009. Prior to joining American Century Investments, he was an assistant portfolio manager and analyst with Federated Investors from 2002 to 2005. He has a bachelor’s degree in agricultural science from the University of Adelaide, Australia and an MBA from Salem State College, Salem, Massachusetts. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, their structure of compensation, and their ownership of fund securities.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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